                                                                      Exhibit 24

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 27, 2006                           /s/ Vincent C. Byrd
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark
R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 19, 2006                           /s/ Kathryn W. Dindo
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that PAUL J. DOLAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 20, 2006                           /s/ Paul J. Dolan
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that FRED A. DUNCAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 20, 2006                           /s/ Fred A. Duncan
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 23, 2006                           /s/ Elizabeth Valk Long
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that CHARLES S. MECHEM, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 22, 2006                           /s/ Charles S. Mechem, Jr.
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Mark R. Belgya and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 20, 2006                           /s/ Richard K. Smucker
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J.
M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 26, 2006                           /s/ Timothy P. Smucker
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. STEINBRINK, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 22, 2006                           /s/ William H. Steinbrink
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that R. DOUGLAS COWAN, director of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark
R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 19, 2006                           /s/ R. Douglas Cowan
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.


June 20, 2006                           /s/ Gary A. Oatey
Date                                    ----------------------------------------
                                        Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that JOHN W. DENMAN, controller of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, Mark
R. Belgya, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2006, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned controller might or could do in person, in furtherance of the foregoing.


June 26, 2006                           /s/ John W. Denman
Date                                    ----------------------------------------
                                        Controller